UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported) January 18, 2005

                             1-800-FLOWERS.COM, INC.

             (Exact name of registrant as specified in its charter)



    Delaware                  0-26841                     11-3117311
  (State of incorporation)   (Commission File Number)  (IRS Employer
                                                        Identification No.)



               1600 Stewart Avenue                  11590
                  Westbury, NY
    (Address of principal executive offices)     (Zip Code)


                                 (516) 237-6000

              (Registrant's telephone number, including area code)

                                       N/A

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)



[ ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the Company notes that certain statements set forth in this Current Report on Form 8-K provide other than historical information and are forward looking. The actual achievement of any forecasted results, or the unfolding of future economic or business developments in a way anticipated or projected by the Company, involve numerous risks and uncertainties. These risks and uncertainties include, but are not limited to: the Company's ability to profitably grow its business during the second half of its fiscal year; its ability to integrate and profitably grow the businesses of its acquired companies; its ability to maintain and enhance its online shopping web sites to attract customers; its ability to successfully introduce new products and product categories; its ability to provide timely fulfillment of customer orders; its ability to cost effectively acquire and retain customers; its ability to compete against existing and new competitors; its ability to cost efficiently manage inventories and general consumer sentiment and economic conditions that may affect levels of discretionary customer purchases of the Company's products. For a more detailed description of these and other risk factors, please refer to the Company's SEC filings including the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The Company expressly disclaims any intent or obligation to update any of the forward looking statements made in this release, or in any of its SEC filings except, as may be otherwise stated by the Company.

On January 18, 2005, the company issued an earnings release announcing its financial results for its fiscal 2005 second quarter ended December 26, 2004. The press release is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference as if fully set forth.

Item 9.01. Financial Statements and Exhibits.


     (c) Exhibits


The following exhibits are furnished with this Form 8-K:


99.1    Earnings Release dated January 18, 2005.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



          1-800-FLOWERS.COM, Inc.
By:       /s/ William E. Shea
          William E. Shea
          Chief Financial Officer, Senior Vice-President-
          Finance and Administration



Date: January 31, 2005